Exhibit 99.2

GULFMARK OFFSHORE, INC.

ATTN: MICHAEL NEWMAN

842 WEST SAM HOUSTON PKWY NORTH

SUITE 400

HOUSTON, TX 77024

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ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR proposals 1., 2. and 3.:			For	Against	Abstain

1. Adopt the Agreement and Plan of Merger, dated as of July 15, 2018, as it may be amended from time to time, between Tidewater Inc. and GulfMark Offshore, Inc. (“GulfMark”).			☐	☐	☐

2. Approve, on a non-binding advisory basis, the compensation that may be paid or become payable to certain GulfMark named executive officers in connection with the business combination.			☐	☐	☐

3.  Adjourn the GulfMark special meeting, if reasonably necessary, to provide stockholders with any required supplement or amendment to the joint proxy statement/prospectus or to solicit additional proxies in favor of proposal 1 in the event there are not sufficient votes at the time of the GulfMark special meeting to approve such proposal.

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Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com

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GULFMARK OFFSHORE, INC. Special Meeting of Stockholders [ ], 2018 [ ] This proxy is solicited by the Board of Directors

The undersigned appoints Quintin V. Kneen and Scott S. Winter as proxies, each with the power to act alone or by substitution, to vote all shares of the undersigned in GulfMark Offshore, Inc. on all matters specified on the reverse side hereof coming before the special meeting of stockholders of in GulfMark Offshore, Inc. to be held on (        ), 2018, and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NOT DIRECTED, AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS LISTED ON THE BACK OF THIS CARD. RECEIPT OF THE NOTICE OF MEETING AND THE JOINT PROXY STATEMENT/PROSPECTUS IS HEREBY ACKNOWLEDGED. THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED.

SEE REVERSE SIDE. If you wish to vote in accordance with the Board of Directors recommendations, just sign on the reverse side. You need not mark any boxes.
Continued and to be signed on reverse side